ASIA-PACIFIC CAPITAL LTD.

March 8, 2011

Liberty Energy Corp.,
Two Allen Center, Suite 1600, 1200 Smith Street,
Houston, TC, 7700

Attention: Ian Spowart

Dear Mr. Spowart:

Re: Letter Agreement

This letter shall set forth an amendment to the share issuance agreement entered into between Asia-Pacific Capital Ltd., and Liberty Energy Corp., on July 19, 2010 (the “Share Issuance Agreement”).

1.          The Amendment

Pursuant to Section 2.6 of the Share Issuance Agreement, Asia-Pacific had the option to extend the advances available thereunder by an additional $4,000,000 once the initial $4,000,000 was received by Liberty Energy. Despite Liberty Energy not yet having received the full amount of the initial $4,000,000, we offer to extend the amount of advancements to an aggregate of $8,000,000. There are no amendments to the remainder of the Share Issuance Agreement.

2.          Binding Nature

This Letter Agreement is intended by the Parties to constitute an offer and acceptance of all provisions hereof and shall be fully binding upon the Parties upon execution of this Letter Agreement.

3.         Acceptance of Fax or Email/Counterparts

The exchange of copies of this and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Letter Agreement as to the Parties hereto and may be used in lieu of the original Letter Agreement for all purposes. This Letter Agreement may be executed in any number of counterparts and signatures of the Parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

As time is of the essence, please indicate your agreement with this Letter Agreement by signing and returning on copy to Asia-Pacific no later than 5:00 pm Texas Time on March 14, 2011, after which time we will consider this Letter Agreement to be null and void.

Yours very truly,

ASIA-PACIFIC CAPITAL LTD.

By: ____________________
       Authorized Signatory

Agreed and accepted this ____ day of___________________ , 2011.

LIBERTY ENERGY CORP.

By:  _________________________
       Authorized Signatory